Exhibit 99.1

COUSINS PROPERTIES INCORPORATED

QUARTERLY INFORMATION PACKAGE

For the Quarter Ended June 30, 2013

TABLE OF CONTENTS

Press Release	1

Consolidated Statements of Operations	4

Funds From Operations	5

Consolidated Balance Sheets	6

Same Property Information	7

Key Performance Indicators	8

Funds From Operations – Summary	9

Funds From Operations – Supplemental Detail	10

Portfolio Listing	13

Same Property Performance – Leasing and Occupancy	14

Same Property Performance – Net Operating Income	15

Square Feet Expiring	16

Top 20 Tenants	17

Development Pipeline	18

Inventory of Land Held	19

Debt Outstanding	20

Joint Venture Information	21

Calculations and Reconciliations of Non-GAAP Financial Measures	22

Discussion of Non-GAAP Financial Measures	28

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company’s strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company’s third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Vice President, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR THE SECOND QUARTER OF 2013

Accelerates Earnings Call to July 30 at 8 a.m. ET

Highlights

•	Funds From Operations for the quarter was $0.12 per share, $0.14 per share before preferred stock redemption charges.

•	Same property net operating income for the quarter increased 4.7% over prior year.

•	Leased or renewed 413,000 square feet of office and retail space.

•	Acquired 816 Congress, a 435,000-square-foot Class-A office tower in downtown Austin, Texas.

•	Commenced construction of Colorado Tower, a 371,000-square-foot Class-A office tower in downtown Austin, Texas.

ATLANTA (July 29, 2013) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended June 30, 2013.

“It was another solid quarter, highlighted by the 816 Congress acquisition and the commencement of Colorado Tower in Austin,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “We were also pleased with our leasing progress, particularly at Promenade and 2100 Ross, where our re-positioning efforts continue to drive results.”

Portfolio Activity

•	Leased or renewed 367,000 square feet of office space and 46,000 square feet of retail space.

•	The office and retail portfolios finished the quarter 90% occupied on a same property basis, up from 87% in the prior year.

Transaction Activity

•	Completed a public offering of 16.5 million shares of common stock at $10.45 per share, generating net proceeds of $165.1 million.

•	Redeemed all outstanding shares of the Company’s Series A Cumulative Redeemable Preferred Stock for approximately $75 million.

•	Acquired 816 Congress, a Class-A office tower in downtown Austin, Texas, for $102.4 million, after adjusting for rent credits.

•	Commenced construction of Colorado Tower, a Class-A office tower in downtown Austin, Texas for an estimated total cost of $126.1 million.

•	Refinanced the mortgage on Emory University Hospital Midtown Medical Office Tower, lowering the interest rate to 3.5% from 5.9%.

•	Sold all remaining land at the Company’s Jefferson Mill project for $2.9 million.

•	Entered into a contract to sell Tiffany Springs MarketCenter.

•	Entered into a contract to sell The Avenue Murfreesboro.

Financial Results

FFO was $14.2 million, or $0.12 per share, for the second quarter of 2013 compared with $13.2 million, or $0.13 per share, for the second quarter of 2012. FFO was $25.6 million, or $0.23 per share, for the six months ended June 30, 2013, compared with $26.6 million, or $0.26 per share, for the same period in 2012.

Net loss available to common stockholders was ($5.6) million, or ($0.05) per share, for the second quarter of 2013, compared with net income available of $6.4 million, or $0.06 per share, for the second quarter of 2012. Net income available was $47.6 million, or $0.43 per share, for the six months ended June 30, 2013, compared to net loss available of ($6.7) million, or ($0.06) per share, for the same period in 2012.

In connection with the redemption of the Series A preferred stock in the second quarter of 2013, net income available was reduced by $2.7 million, or $0.02 per share. This amount represents the original issuance costs associated with the preferred stock. FFO before the effect of this reduction was $0.14 per share.

Investor Conference Call and Webcast

The Company will conduct a conference call at 8 a.m. (Eastern Time) on Tuesday, July 30, 2013, to discuss the results of the quarter ended June 30, 2013. The number to call for this interactive teleconference is (212) 231-2917.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21669478. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q2 2013 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a fully integrated, self-administered and self-managed real estate investment trust (REIT). The Company, based in Atlanta, GA primarily invests in Class-A office towers located in high growth Sunbelt markets, with a focus on Georgia, Texas and North Carolina.

The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

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Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company’s strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company’s third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
REVENUES:
Rental property revenues	$38,729	$28,922	$73,477	$57,221
Fee income	2,931	2,786	6,511	5,642
Land sales	433	535	1,396	1,484
Other	2,065	253	2,668	1,526

	44,158	32,496	84,052	65,873

COSTS AND EXPENSES:
Rental property operating expenses	18,576	12,521	34,406	24,370
Reimbursed expenses	1,359	1,357	3,268	2,732
General and administrative expenses	4,552	5,644	10,622	12,267
Land cost of sales	433	416	1,396	980
Interest expense	4,241	5,875	9,176	12,143
Depreciation and amortization	15,450	9,783	27,240	19,796
Separation expenses	—	79	—	292
Other	631	566	1,358	1,246

	45,242	36,241	87,466	73,826

LOSS ON EXTINGUISHMENT OF DEBT	—	—	—	(94)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(1,084)	(3,745)	(3,414)	(8,047)

PROVISION FOR INCOME TAXES FROM OPERATIONS	(1)	(33)	(2)	(60)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	1,132	9,762	2,784	11,948

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	47	5,984	(632)	3,841

GAIN ON SALE OF INVESTMENT PROPERTIES	406	29	57,583	86

INCOME FROM CONTINUING OPERATIONS	453	6,013	56,951	3,927

INCOME (LOSS) FROM DISCONTINUED OPERATIONS:
Income (loss) from discontinued operations	280	3,543	593	(5,811)
Gain on sale of discontinued operations	86	674	181	760

	366	4,217	774	(5,051)

NET INCOME (LOSS)	819	10,230	57,725	(1,124)

NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(515)	(602)	(1,022)	867

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	304	9,628	56,703	(257)

PREFERRED SHARE ORIGINAL ISSUANCE COSTS	(2,656)	—	(2,656)	—

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(6,454)	(6,454)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(5,579)	$6,401	$47,593	$(6,711)

PER COMMON SHARE INFORMATION - BASIC AND DILUTED:
Income (loss) from continuing operations attributable to controlling interest	$(0.05)	$0.02	$0.42	$(0.01)
Income (loss) from discontinued operations	0.00	$0.04	$0.01	$(0.05)

Net income (loss) available to common stockholders	(0.05)	$0.06	$0.43	$(0.06)

WEIGHTED AVERAGE SHARES - BASIC	118,661	104,165	111,430	104,082

WEIGHTED AVERAGE SHARES - DILUTED	118,661	104,165	111,593	104,082

DIVIDENDS PER COMMON SHARE	$0.045	$0.045	$0.09	$0.09

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Net Income (Loss) Available to Common Stockholders	$(5,579)	$6,401	$47,593	$(6,711)
Depreciation and amortization of real estate assets:
Consolidated properties	15,262	9,560	26,869	19,209
Discontinued properties	524	2,967	1,033	7,210
Share of unconsolidated joint ventures	4,167	2,495	7,371	5,156
Impairment loss on depreciable investment property net of amounts attributable to noncontrolling interests	—	—	—	10,190
Gain on sale of depreciated properties:
Consolidated	(130)	(59)	(57,066)	(116)
Discontinued properties	(86)	(674)	(181)	(760)
Share of unconsolidated joint ventures	—	(7,509)	—	(7,509)
Other	—	(29)	—	(29)

Funds From Operations Available to Common Stockholders	$14,158	$13,152	$25,619	$26,640

Per Common Share - Basic and Diluted:

Net Income (Loss) Available	$(.05)	$.06	$.43	$(.06)

Funds From Operations	$.12	$.13	$.23	$.26

Weighted Average Shares - Basic	118,661	104,165	111,430	104,082

Weighted Average Shares - Diluted	118,845	104,165	111,593	104,082

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2013	December 31, 2012
	(unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $221,331 and $255,128 in 2013 and 2012, respectively	$838,826	$669,652
Projects under development, net of accumulated depreciation of $0 and $183 in 2013 and 2012, respectively	5,819	25,209
Land	38,039	42,187
Other	—	151

Total properties	882,684	737,199

OPERATING PROPERTIES AND RELATED ASSETS HELD FOR SALE, net of accumulated depreciation of $12,139 and $2,947 in 2013 and 2012, respectively	51,301	1,866

CASH AND CASH EQUIVALENTS	4,925	176,892
RESTRICTED CASH	3,230	2,852
NOTES AND ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $1,700 and $1,743 in 2013 and 2012, respectively	8,539	9,972
DEFERRED RENTS RECEIVABLE	34,707	39,378
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	127,948	97,868
OTHER ASSETS	87,454	58,215

TOTAL ASSETS	$1,200,788	$1,124,242

LIABILITIES AND EQUITY
NOTES PAYABLE	$340,374	$425,410
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	34,433	34,751
DEFERRED INCOME	25,785	11,888
OTHER LIABILITIES	26,582	9,240

TOTAL LIABILITIES	427,174	481,289

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 0 and 2,993,090 shares issued and outstanding in 2013 and 2012, respectively	—	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2013 and 2012	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 124,257,723 and 107,660,080 shares issued in 2013 and 2012, respectively	124,258	107,660
Additional paid-in capital	825,777	690,024
Treasury stock at cost, 3,570,082 shares in 2013 and 2012	(86,840)	(86,840)
Distributions in excess of cumulative net income	(206,995)	(260,104)

TOTAL STOCKHOLDERS’ INVESTMENT	750,975	620,342

Nonredeemable noncontrolling interests	22,639	22,611

TOTAL EQUITY	773,614	642,953

TOTAL LIABILITIES AND EQUITY	$1,200,788	$1,124,242

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

SAME PROPERTY INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012

(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net Operating Income - Consolidated Properties
Rental property revenues	$38,729	$28,922	$73,477	$57,221
Rental property expenses	18,576	$12,521	34,406	$24,370

Net Operating Income - Consolidated Properties	20,153	16,401	39,071	32,851

Net Operating Income - Discontinued Operations
Rental property revenues	1,311	7,753	2,687	16,946
Rental property expenses	474	2,663	1,047	5,321

Net Operating Income - Discontinued Operations	837	5,090	1,640	11,625

Net Operating Income - Unconsolidated Joint Ventures	7,582	5,937	14,029	12,206

Total Net Operating Income	$28,572	$27,428	$54,740	$56,682

Net Operating Income:
Same property	18,611	17,768	37,605	35,850
Non-same property	9,962	9,660	17,136	20,832

Net Operating Income	$28,572	$27,428	$54,740	$56,682

This schedule shows same property net operating income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office and retail properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD

Property Statistics
Number of Operating Properties (1)	35	35	32	34	30	30	31	33	33
Rentable Square Feet (in thousands)	12,572	12,573	11,688	12,678	11,827	11,827	13,111	13,546	13,546

Leverage Ratios (2)
Debt/Total Market Capitalization	46%	42%	39%	41%	36%	36%	32%	32%	32%
Debt/Total Undepreciated Assets	37%	38%	36%	38%	35%	35%	35%	33%	33%
Debt + Preferred/Total Market Capitalization	57%	52%	49%	51%	47%	47%	41%	37%	37%
Debt + Preferred/Total Undepreciated Assets	46%	47%	45%	47%	45%	45%	44%	38%	38%

Coverage Ratios (2)
Interest Coverage	3.08	3.31	3.40	3.81	3.50	3.50	3.24	4.08	3.66
Fixed Charges Coverage	1.90	1.93	1.93	2.19	2.03	2.02	1.84	2.33	2.08
Debt/Annualized EBITDA	6.45	7.03	6.55	6.65	6.07	6.07	7.09	5.80	5.80

Dividend Ratios (2)
FFO Payout Ratio	–24%	35%	36%	18%	33%	28%	41%	38%	39%
FFO Before Certain Charges Payout Ratio	35%	37%	35%	29%	31%	33%	41%	32%	36%
FAD Payout Ratio	–17%	55%	59%	25%	57%	43%	79%	68%	73%
FAD Before Certain Charges Payout Ratio	80%	61%	59%	51%	51%	55%	79%	51%	61%

Operations Ratios (2)
General and Administrative Expenses/Revenues Including Discontinued Operations	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.2%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%	1.4%	1.0%	1.0%

(1)	In the fourth quarter of 2012, the Company combined 100 Northpoint Center East, 200 Northpoint Center East, 333 Northpoint Center East and 555 Northpoint Center East and reported them as one property. Previous quarters were restated to be consistent with the new presentation.
(2)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUMMARY (1)

($ in thousands, except per share)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
NET OPERATING INCOME
OFFICE	75,388	20,598	20,013	20,452	19,844	80,907	21,837	23,894	45,731
RETAIL	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	8,592
OTHER	3,583	1	—	—	120	121	43	376	419

TOTAL NET OPERATING INCOME	110,554	29,257	27,428	27,620	26,152	110,457	26,170	28,572	54,742

SALES LESS COST OF SALES
LAND	5,236	385	89	378	4,063	4,915	243	276	519
OTHER	2,250	(1)	53	—	257	309	168	(8)	160

TOTAL SALES LESS COST OF SALES	7,486	384	142	378	4,320	5,224	411	268	679

FEE INCOME	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	6,511
THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	3	77
OTHER INCOME	2,204	1,507	112	3,329	205	5,153	282	2,064	2,346

TOTAL FEE AND OTHER INCOME	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,998	8,934

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	7,384	75	7,459	—	—	—

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(80)

REIMBURSED EXPENSES	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(3,269)

SEPARATION EXPENSES	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	—

GENERAL AND ADMINISTRATIVE EXPENSES	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(10,622)

LOSS ON DEBT EXTINGUISHMENT	(74)	(94)	—	—	—	(94)	—	—	—

INTEREST EXPENSE	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(13,218)

IMPAIRMENT LOSSES	(129,134)	—	—	(488)	—	(488)	—	—	—

OTHER EXPENSES	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,072)	(2,017)

INCOME TAX (PROVISION) BENEFIT	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(2)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(418)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(9,110)

FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
WEIGHTED AVERAGE SHARES - BASIC	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	111,430
WEIGHTED AVERAGE SHARES - DILUTED	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	111,593
FFO PER SHARE - BASIC AND DILUTED	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.23

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
POST OAK CENTRAL	—	—	—	—	—	—	2,459	4,328	6,787
191 PEACHTREE TOWER	14,044	3,789	3,745	3,899	3,789	15,222	4,064	4,021	8,085
THE AMERICAN CANCER SOCIETY CENTER	11,571	2,872	2,581	2,744	2,832	11,029	2,881	2,932	5,813
PROMENADE	693	2,014	2,324	2,124	2,286	8,748	2,485	2,235	4,720
NORTH POINT CENTER EAST	6,363	1,254	1,268	1,142	1,521	5,185	1,373	1,452	2,825
2100 ROSS AVENUE	—	—	—	876	635	1,511	1,101	1,305	2,406
816 CONGRESS AVENUE	—	—	—	—	—	—	—	1,098	1,098
MERIDIAN MARK PLAZA	3,863	1,015	996	1,013	1,009	4,033	1,037	1,011	2,048
LAKESHORE PARK PLAZA	2,099	559	559	513	535	2,166	592	532	1,124
THE POINTS AT WATERVIEW	1,824	504	557	516	488	2,065	505	464	969
600 UNIVERSITY PARK PLACE	1,189	384	354	376	388	1,502	412	390	802
TERMINUS 100 (2)	15,537	4,063	4,039	3,922	3,785	15,809	1,627	(1)	1,626
OTHER	(6)	(5)	(29)	(3)	(8)	(45)	(7)	(4)	(11)

SUBTOTAL - OFFICE CONSOLIDATED	57,177	16,449	16,394	17,122	17,260	67,225	18,529	19,763	38,292

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	—	—	—	—	—	1,208	1,821	3,029
TERMINUS 200 (3)	463	358	374	439	374	1,545	898	1,144	2,042
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,822	970	920	950	918	3,758	981	956	1,937
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	604
OTHER (5)	8,099	2,031	1,675	1,519	1,019	6,244	(16)	(17)	(33)

SUBTOTAL - OFFICE UNCONSOLIDATED	13,592	3,661	3,271	3,210	2,613	12,755	3,373	4,206	7,579

DISCONTINUED OPERATIONS (6)	4,619	488	348	119	(28)	927	(65)	(75)	(140)
TOTAL - OFFICE NET OPERATING INCOME	75,388	20,598	20,013	20,451	19,845	80,907	21,837	23,894	45,731

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	—	—	—	55	259	314	390	389	779
OTHER	(3)	—	4	2	—	6	(2)	1	(1)

SUBTOTAL - RETAIL CONSOLIDATED	(3)	—	4	57	259	320	388	390	778

UNCONSOLIDATED PROPERTIES:
THE AVENUE MURFREESBORO	4,692	1,075	1,148	1,168	1,204	4,595	1,192	1,134	2,326
CW INVESTMENTS (7)	2,410	610	610	591	587	2,398	580	578	1,158
EMORY POINT	—	—	—	(9)	19	10	274	344	618
NORTH POINT MARKETCENTER	532	144	146	156	160	606	155	161	316
THE AVENUE EAST COBB	569	122	151	137	137	547	140	138	278
GREENBRIER MARKETCENTER	550	152	141	144	146	583	148	137	285
THE AVENUE VIERA	519	137	130	136	142	545	148	133	281
THE AVENUE WEST COBB	559	134	133	133	136	536	135	131	266
THE AVENUE PEACHTREE CITY	410	112	106	106	103	427	120	106	226
LOS ALTOS MARKETCENTER	221	71	53	56	85	265	90	88	178
VIERA MARKETCENTER	206	51	49	53	55	208	50	50	100
OTHER	(2)	—	(1)	—	—	(1)	(1)	—	(1)

SUBTOTAL - RETAIL UNCONSOLIDATED	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	6,031

DISCONTINUED OPERATIONS (8)	20,920	6,050	4,745	4,440	3,155	18,390	871	912	1,783

TOTAL - RETAIL NET OPERATING INCOME	31,583	8,658	7,415	7,168	6,188	29,429	4,290	4,302	8,592

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	—	—	—	—	122	122	44	376	420

SUBTOTAL - OTHER UNCONSOLIDATED	—	—	—	—	122	122	44	376	420

DISCONTINUED OPERATIONS OTHER (9)	3,582	1	—	—	(2)	(1)	(1)	—	(1)

TOTAL - OTHER NET OPERATING INCOME	3,582	1	—	—	120	121	43	376	419

TOTAL NET OPERATING INCOME	110,553	29,257	27,428	27,619	26,153	110,457	26,170	28,572	54,742

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	89	378	4,063	4,915	243	276	519
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	—

SUBTOTAL - LAND SALES LESS COST OF SALES	5,236	385	89	378	4,063	4,915	243	276	519
OTHER - CONSOLIDATED	2,177	—	55	—	226	281	158	—	158
OTHER - UNCONSOLIDATED	73	(1)	(2)	—	31	28	10	(8)	2

SUBTOTAL - OTHER SALES LESS COST OF SALES	2,250	(1)	53	—	257	309	168	(8)	160

TOTAL SALES LESS COST OF SALES	7,486	384	142	378	4,320	5,224	411	268	679

FEE INCOME
DEVELOPMENT FEES	2,850	525	640	5,278	2,616	9,059	1,335	585	1,920
MANAGEMENT FEES (10)	8,857	2,099	2,051	1,944	2,070	8,164	2,030	2,146	4,176
LEASING & OTHER FEES	2,114	232	95	121	126	574	215	200	415

TOTAL - FEE INCOME	13,821	2,856	2,786	7,343	4,812	17,797	3,580	2,931	6,511

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,374	314	272	296	37	919	—	2	2
MANAGEMENT FEES (11)	13,062	3,396	3,452	3,553	380	10,781	(3)	1	(2)
LEASING & OTHER FEES	4,923	1,001	2,305	940	419	4,665	77	—	77

TOTAL - THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	3	77

OTHER INCOME
TERMINATION FEES	1,549	43	21	—	64	128	19	1,965	1,984
TERMINATION FEES - DISCONTINUED OPERATIONS	77	192	13	3,232	75	3,512	—	—	—
INTEREST AND OTHER INCOME	539	1,289	92	95	69	1,545	264	108	372
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	39	(17)	(14)	2	(3)	(32)	(1)	(9)	(10)

TOTAL INTEREST INCOME & OTHER	2,204	1,507	112	3,329	205	5,153	282	2,064	2,346

TOTAL FEE AND OTHER INCOME	35,384	9,074	8,927	15,461	5,853	39,315	3,936	4,998	8,934

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	7,384	75	7,459	—	—	—

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(80)

REIMBURSED EXPENSES	(6,207)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)	(1,910)	(1,359)	(3,269)

SEPARATION EXPENSES	(197)	(213)	(79)	(574)	(1,118)	(1,985)	—	—	—

GENERAL AND ADMINISTRATIVE EXPENSES	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)	(6,069)	(4,552)	(10,622)

LOSS ON DEBT EXTINGUISHMENT	(74)	(94)	—	—	—	(94)	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,979)	(2,230)	(2,223)	(2,242)	(2,237)	(8,932)	(2,183)	(2,200)	(4,383)
191 PEACHTREE TOWER	—	(28)	(891)	(891)	(891)	(2,701)	(890)	(871)	(1,761)
UNSECURED CREDIT FACILITY	(6,205)	(1,648)	(777)	(725)	(562)	(3,712)	(546)	(522)	(1,068)
MERIDIAN MARK PLAZA	(1,630)	(404)	(403)	(402)	(400)	(1,609)	(399)	(397)	(796)
THE POINTS AT WATERVIEW	(958)	(235)	(234)	(232)	(230)	(931)	(228)	(227)	(455)
MAHAN VILLAGE	—	—	(20)	(43)	(59)	(122)	(65)	(81)	(146)
TERMINUS 100 (2)	(7,328)	(1,816)	(1,808)	(1,802)	(1,795)	(7,221)	(725)	—	(725)
NORTH POINT CENTER EAST	(2,130)	(332)	(8)	—	—	(340)	—	—	—
600 UNIVERSITY PARK PLACE	(559)	—	—	—	—	—	—	—	—
LAKESHORE PARK PLAZA	(548)	—	—	—	—	—	—	—	—
OTHER	(47)	(1)	—	—	—	(1)	—	—	—
CAPITALIZED	600	426	489	544	177	1,636	101	57	158

SUBTOTAL - CONSOLIDATED	(27,784)	(6,268)	(5,875)	(5,793)	(5,997)	(23,933)	(4,935)	(4,241)	(9,176)

UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	—	—	—	—	—	(530)	(893)	(1,423)
THE AVENUE MURFREESBORO	(1,812)	(444)	(437)	(438)	(430)	(1,749)	(431)	(431)	(862)
TERMINUS 200 (3)	(393)	(126)	(129)	(129)	(128)	(512)	(199)	(390)	(589)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,441)	(355)	(353)	(351)	(349)	(1,408)	(347)	(341)	(688)
EMORY POINT	—	—	—	—	(59)	(59)	(155)	(229)	(384)
THE AVENUE EAST COBB	(196)	(49)	(48)	(48)	(48)	(193)	(48)	(48)	(96)
TEN PEACHTREE PLACE	(730)	(180)	(80)	—	—	(260)	—	—	—
TEMCO ASSOCIATES	(98)	(25)	(15)	—	—	(40)	—	—	—
CL REALTY	(61)	—	—	—	—	—	—	—	—

SUBTOTAL - UNCONSOLIDATED	(4,731)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(4,042)

TOTAL INTEREST EXPENSE	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)	(6,645)	(6,573)	(13,218)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD

IMPAIRMENT LOSSES
IMPAIRMENT LOSS - CONSOLIDATED	(100,131)	—	—	(488)	—	(488)	—	—	—
IMPAIRMENT LOSS - UNCONSOLIDATED INVESTMENTS	(29,003)	—	—	—	—	—	—	—	—

TOTAL - IMPAIRMENT LOSSES	(129,134)	—	—	(488)	—	(488)	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,087)	(574)	(631)	(608)	(604)	(2,415)	(507)	(515)	(1,022)
PROPERTY TAXES & OTHER HOLDING COSTS	(2,394)	(433)	(320)	(518)	(467)	(1,738)	(274)	(242)	(516)
PREDEVELOPMENT & OTHER	(1,574)	(187)	(76)	(1,397)	37	(1,623)	(42)	(63)	(105)
ACQUISITION COSTS	(468)	(78)	(67)	(350)	(299)	(794)	(235)	(333)	(568)
OTHER - UNCONSOLIDATED	(467)	(279)	(138)	(167)	(55)	(639)	112	81	194

TOTAL - OTHER EXPENSES	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)	(946)	(1,072)	(2,017)

INCOME TAX (PROVISION) BENEFIT	186	(27)	(33)	(60)	30	(90)	(1)	(1)	(2)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,688)	(364)	(223)	(256)	(232)	(1,075)	(183)	(189)	(372)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(46)

TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,708)	(369)	(228)	(261)	(232)	(1,090)	(205)	(213)	(418)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(5,883)	(9,110)

FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
WEIGHTED AVERAGE SHARES - BASIC	103,651	104,000	104,165	104,193	104,109	104,117	104,119	118,661	111,430
WEIGHTED AVERAGE SHARES - DILUTED	103,655	104,000	104,165	104,203	104,132	104,125	104,252	118,845	111,593
FFO PER SHARE - BASIC AND DILUTED	(0.74)	0.13	0.13	0.25	0.14	0.64	0.11	0.12	0.23

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.
(2)	In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company’s share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company’s share for the periods subsequent to the joint venture formation.
(3)	In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company’s share for both the Company’s 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.
(4)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.
(5)	Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place and Presbyterian Medical Plaza. Previous quarters were restated to be consistent with the new presentation.
(6)	Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75 and Inhibitex.
(7)	The Company recognizes a 16.00% return on its investment in CW Investments as NOI from this investment. As of December 31, 2012, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center. See Joint Information included herein for further details.
(8)	Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville and San Jose MarketCenter.
(9)	Discontinued Other Properties includes the discontinued NOI for the following consolidated Industrial Properties: King Mill Building 3, Jefferson Mill Building A and Lakeside Building 20.
(10)	Management Fees include reimbursed expenses that are included in the “Reimbursed Expenses” line item.
(11)	Management Fees related to third party management fee revenues include reimbursed expenses that are included in the “Third Party Management and Leasing Expenses” line item.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended June 30, 2013

					Company’s Share
	Property Description	Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	End of Period Leased	Weighted Average Occupancy (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	191 Peachtree Tower	Atlanta	1,225,000	100.00%	86%	87%	14%	100,000
	The American Cancer Society Center	Atlanta	996,000	100.00%	83%	83%	10%	133,479
	Promenade (3)	Atlanta	775,000	100.00%	87%	67%	8%	—
	Terminus 100	Atlanta	655,000	50.00%	96%	96%	7%	67,524
	North Point Center East (4)	Atlanta	540,000	100.00%	92%	91%	5%	—
	Terminus 200	Atlanta	566,000	50.00%	88%	88%	4%	41,000
	Meridian Mark Plaza	Atlanta	160,000	100.00%	98%	98%	4%	26,006
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	100%	99%	3%	37,500
	Inhibitex (6)	Atlanta	51,000	100.00%	0%	0%	0%	—

GEORGIA			5,326,000				55%	405,509

	Post Oak Central	Houston	1,280,000	100.00%	93%	92%	15%	—
	2100 Ross Avenue	Dallas	844,000	100.00%	81%	65%	5%	—
	816 Congress	Austin	435,000	100.00%	74%	74%	4%	—
	The Points at Waterview	Dallas	203,000	100.00%	88%	89%	1%	15,399

TEXAS			2,762,000				25%	15,399

	Lakeshore Park Plaza (3)	Birmingham	197,000	100.00%	99%	96%	2%	—
	600 University Park Place (3)	Birmingham	123,000	100.00%	98%	98%	1%	—

ALABAMA			320,000				3%	—

	Gateway Village (5)	Charlotte	1,065,000	50.00%	100%	100%	1%	30,226

NORTH CAROLINA			1,065,000				1%	30,226

	TOTAL OFFICE PROPERTIES		9,473,000				84%	451,134

II.	RETAIL PROPERTIES
	The Avenue Murfreesboro (6)	Nashville	752,000	50.00%	85%	84%	4%	45,927
	Mt. Juliet Village (5)	Nashville	91,000	50.50%	80%	80%	1%	3,083
	The Shops of Lee Village (5)	Nashville	74,000	50.50%	89%	89%	0%	2,782
	Creek Plantation Village (5)	Chattanooga	78,000	50.50%	98%	98%	0%	3,037

TENNESSEE			995,000				5%	54,829

	Emory Point	Atlanta	80,000	75.00%	82%	79%	1%	9,155
	North Point MarketCenter	Atlanta	401,000	10.32%	100%	100%	1%	—
	The Avenue East Cobb	Atlanta	230,000	11.50%	98%	86%	1%	4,036
	The Avenue West Cobb	Atlanta	256,000	11.50%	100%	95%	0%	—
	The Avenue Peachtree City	Atlanta	183,000	11.50%	92%	90%	0%	—

GEORGIA			1,150,000				3%	13,191

	Tiffany Springs MarketCenter (6)	Kansas City	238,000	100.00%	88%	87%	4%	—

MISSOURI			238,000				4%	—

	Mahan Village (3)	Tallahassee	147,000	100.00%	90%	90%	1%	14,316
	Highland City Town Center (5)	Lakeland	96,000	50.50%	87%	87%	1%	5,233
	The Avenue Viera	Viera	332,000	11.50%	95%	93%	1%	—
	Viera MarketCenter	Viera	178,000	11.50%	94%	94%	0%	—

FLORIDA			753,000				3%	19,549

	Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	100%	0%	—

VIRGINIA			376,000				0%	—

	Los Altos MarketCenter	Long Beach	157,000	10.32%	100%	100%	0%	—

CALIFORNIA			157,000				0%	—

	TOTAL RETAIL PROPERTIES		3,669,000				15%	87,569

III.	APARTMENTS

	Emory Point	Atlanta	404,000	75.00%	75%	58%	1%	32,457

GEORGIA

	TOTAL PORTFOLIO		13,546,000				100%	571,160

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Calculation is based on amounts for the three months ended June 30, 2013.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(4)	Contains 4 Buildings - 100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(5)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(6)	This property was classified as held for sale as of June 30, 2013.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

	Property Description	Percent Leased 2Q12	Percent Leased 1Q13	Percent Leased 2Q13	Weighted Average Occupancy 2Q 12 (1)	Weighted Average Occupancy 1Q 13 (1)	Weighted Average Occupancy 2Q 13 (1)

I.	OFFICE PROPERTIES
	Terminus 100	96%	97%	96%	96%	95%	96%
	191 Peachtree Tower	85%	87%	86%	78%	87%	87%
	The American Cancer Society Center	84%	82%	83%	83%	82%	83%
	Meridian Mark Plaza	98%	98%	98%	97%	98%	98%
	Emory University Hospital Midtown Medical Office Tower	98%	99%	100%	95%	98%	99%
	North Point Center East (2)	91%	91%	92%	83%	90%	91%
	Terminus 200	88%	88%	88%	87%	88%	88%

GEORGIA - Company Share (3)		88%	88%	88%	84%	88%	88%

	The Points at Waterview	90%	90%	88%	90%	90%	89%

	TEXAS - Company Share (3)	90%	90%	88%	90%	90%	89%

	Lakeshore Park Plaza	94%	98%	99%	95%	98%	96%
	600 University Park Place	95%	98%	98%	93%	98%	98%

ALABAMA - Company Share (3)		94%	98%	99%	94%	98%	97%

	Gateway Village	100%	100%	100%	100%	100%	100%

NORTH CAROLINA - Company Share (3)		100%	100%	100%	100%	100%	100%

	TOTAL OFFICE PROPERTIES - Company Share (3)	90%	90%	90%	87%	90%	90%

II.	RETAIL PROPERTIES
	The Avenue Murfreesboro	87%	88%	85%	87%	87%	84%
	Mt. Juliet Village	80%	80%	80%	80%	80%	80%
	The Shops of Lee Village	87%	89%	89%	79%	87%	89%
	Creek Plantation Village	93%	98%	98%	93%	91%	98%

TENNESSEE - Company Share (3)		87%	88%	86%	86%	87%	85%

	The Avenue West Cobb	96%	97%	100%	95%	94%	95%
	North Point MarketCenter	100%	100%	100%	98%	100%	100%
	The Avenue East Cobb	87%	96%	98%	86%	86%	86%
	The Avenue Peachtree City	90%	92%	92%	88%	90%	90%

GEORGIA - Company Share (3)		94%	97%	98%	93%	94%	94%

	Tiffany Springs MarketCenter	85%	88%	88%	83%	87%	87%

MISSOURI - Company Share (3)		85%	88%	88%	83%	87%	87%

	Highland City Town Center	87%	87%	87%	87%	87%	87%
	The Avenue Viera	95%	95%	95%	94%	96%	93%
	Viera MarketCenter	94%	94%	94%	94%	94%	94%

FLORIDA - Company Share (3)		91%	91%	91%	91%	91%	91%

	Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

VIRGINIA - Company Share (3)		100%	100%	100%	100%	100%	100%

	Los Altos MarketCenter	99%	100%	100%	79%	100%	100%

CALIFORNIA - Company Share (3)		99%	100%	100%	79%	100%	100%

	TOTAL RETAIL PROPERTIES - Company Share (3)	88%	90%	89%	87%	89%	88%

	TOTAL PORTFOLIO - Company Share (3)	90%	90%	90%	87%	90%	90%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Contains 4 Buildings - 100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(3)	Company Share represents the applicable percentage weighted for the Company’s ownership interest.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q2 '13 vs.	Q2 '13 vs.
	June 30,	June 30,	March 31,	Q2 '12	Q1 '13
	2013	2012	2013	% Change	% Change
Rental Property Revenues (2)
Office	26,035	24,984	25,857	4.2%	0.7%
Retail	4,865	4,838	4,958	0.6%	–1.9%

Total Rental Property Revenues	30,899	29,822	30,815	3.6%	0.3%

Rental Property Operating Expenses (2)
Office	11,017	10,746	10,526	2.5%	4.7%
Retail	1,272	1,308	1,295	–2.7%	–1.8%

Total Rental Property Operating Expenses	12,289	12,054	11,822	1.9%	3.9%

Same Property Net Operating Income
Office	15,019	14,239	15,330	5.5%	–2.0%
Retail	3,593	3,530	3,663	1.8%	–1.9%

Total Same Property Net Operating Income	18,611	17,768	18,993	4.7%	–2.0%

	Three Months Ended			Q2 '13 vs.	Q2 '13 vs.
	June 30,	June 30,	March 31,	Q2 '12	Q1 '13
	2013	2012	2013	% Change	% Change
Cash Basis Same Property Net Operating Income (3)
Office	14,020	13,227	13,770	6.0%	1.8%
Retail	3,580	3,447	3,626	3.9%	–1.3%

Total Cash Basis Same Property Net Operating Income	17,599	16,674	17,395	5.6%	1.2%

	Six Months Ended
	June 30,
	2013	2012	% Change
Rental Property Revenues (2)
Office	51,892	49,597	4.6%
Retail	9,823	9,637	1.9%

Total Rental Property Revenues	61,715	59,233	4.2%

Rental Property Operating Expenses
Office	21,543	20,781	3.7%
Retail	2,568	2,604	–1.4%

Total Rental Property Operating Expenses	24,111	23,385	3.1%

Same Property Net Operating Income
Office	30,349	28,816	5.3%
Retail	7,256	7,033	3.2%

Total Same Property Net Operating Income	37,605	35,850	4.9%

	Six Months Ended
	June 30,
	2013	2012	% Change
Cash Basis Same Property Net Operating Income (3)
Office	27,791	26,501	4.9%
Retail	7,205	6,898	4.5%

Total Cash Basis Same Property Net Operating Income	34,996	33,399	4.8%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2012, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of June 30, 2013

OFFICE

As of June 30, 2013, the Company’s office portfolio included 16 commercial office properties. The weighted average remaining lease term of these office properties was approximately six years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2022 &
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Thereafter	Total

Company Share
Square Feet Expiring	178,450	590,256	591,643	1,135,036	551,442	834,120	333,084	299,829	622,726	2,041,653	7,178,239
% of Leased Space	2%	8%	8%	16%	8%	12%	5%	4%	9%	28%	100%
Annual Contractual Rent ($000’s) (1)	$2,900	$12,326	$12,822	$21,529	$12,251	$17,594	$7,790	$8,083	$15,365	$49,233	$159,893
Annual Contractual Rent/Sq. Ft. (1)	$16.25	$20.88	$21.67	$18.97	$22.22	$21.09	$23.39	$26.96	$24.67	$24.11	$22.27

RETAIL

As of June 30, 2013, the Company’s retail portfolio included 16 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2022 &
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Thereafter	Total

Company Share
Square Feet Expiring (2)	28,003	52,517	57,066	68,626	90,795	226,713	155,705	19,189	16,407	372,779	1,087,800
% of Leased Space	3%	5%	5%	6%	8%	21%	14%	2%	2%	34%	100%
Annual Contractual Rent ($000’s) (1)	$502	$944	$1,075	$1,291	$1,925	$4,706	$3,079	$331	$442	$4,111	$18,406
Annual Contractual Rent/Sq. Ft. (1)	$17.93	$17.97	$18.84	$18.81	$21.20	$20.76	$19.78	$17.27	$26.91	$11.03	$16.92

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of June 30, 2013

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)

1.	Apache Corporation	6%	6
2.	Deloitte & Touche	4%	9
3.	American Cancer Society	3%	9
4.	Smith, Gambrell & Russell, LLP	3%	8
5.	Stewart Information Services	3%	3
6.	US South Communications	2%	8
7.	Internap Network Services	2%	7
8.	CB Richard Ellis, Inc.	2%	8
9.	IPR-GDF SUEZ North America	2%	7
10.	Bank of America (3)	2%	3
11.	MedAssets Net Revenue Systems, LLC	2%	2
12.	tvsdesign	2%	11
13.	Emory University	1%	15
14.	Bombardier Aerospace Corporation	1%	1
15.	Publix	1%	16
16.	Northside Hospital	1%	8
17.	Georgia Lottery Corporation	1%	10
18.	Wells Fargo Bank, N.A.	1%	3
19.	Children’s Healthcare of Atlanta	1%	10
20.	Morgan Stanley	1%	5

		42%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	A portion of the Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of June 30, 2013

($ in thousands)

Project	Type	Metropolitan Area	Company’s Ownership Interest	Project Start Date	Square Feet/Number of Apartment Units	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q 13	371,000	$126,100	$5,819	17%	0%	4Q14	(3)	4Q 15

Emory Point (Phase I)	Mixed	Atlanta, GA	75%	2Q 11		$102,300	$89,143

Apartments					443			75%	69%	3Q 12	(4)	2Q 14
Retail					80,000			82%	80%	4Q 12	(4)	1Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. Colorado Tower is being funded 100% by the Company and Emory Point is being funded with a combination of equity from the partners and a $61.1 million construction loan. As of June 30, 2013, $55.5 million was outstanding under the Emory Point construction loan.
(3)	Estimated opening represents the quarter within which the Company estimates the first office square feet to be occupied.
(4)	Represents the actual quarter within which the first retail space was open for operations and the quarter that the first apartment unit was occupied.
(5)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LAND HELD

As of June 30, 2013

	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)

COMMERCIAL

North Point	Atlanta	100.00%	32
Wildwood Office Park	Atlanta	50.00%	30
Wildwood Office Park	Atlanta	100.00%	11
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			85

Round Rock	Austin	100.00%	60
Research Park V	Austin	100.00%	6

Texas			66

Highland City Town Center -Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55

Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6
The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5

Tennessee			11

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	10

Missouri			10

TOTAL COMMERCIAL LAND ACRES HELD			227

COMPANY’S SHARE OF TOTAL ACRES			178

COST BASIS OF COMMERCIAL LAND HELD			$60,898

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$34,819

RESIDENTIAL (4)

Paulding County	Atlanta	50.00%	5,525
Blalock Lakes	Atlanta	100.00%	2,663
Callaway Gardens (5)	Atlanta	100.00%	218
Longleaf at Callaway	Atlanta	100.00%	4

Georgia			8,409

Padre Island	Corpus Christi	50.00%	15

Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,424

COMPANY’S SHARE OF TOTAL ACRES			5,654

COST BASIS OF RESIDENTIAL LAND HELD			$26,268

COMPANY’S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$20,169

GRAND TOTAL COMPANY’S SHARE OF ACRES			5,832

GRAND TOTAL COMPANY’S SHARE OF COST BASIS OF LAND HELD			$54,988

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease.
(3)	This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4)	Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of June 30, 2013

($ in thousands)

	Company’s Ownership		Rate End of	Maturity	Company’s Share of Debt Maturities and Principal Payments							Company’s Share
Description (Interest Rate Base, if not fixed)	Interest		Quarter	Date	2013	2014	2015	2016	2017	Thereafter	Total	Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	1.84%	9/12/2014	—	14,316	—	—	—	—	14,316	3,579
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (2)	100.00%		1.69%	2/28/2016	—	—	—	51,000	—	—	51,000	51,000

Total Floating Rate Debt					—	14,316	—	51,000	—	—	65,316	54,579

Fixed Rate Debt
Callaway Gardens	100.00%		4.13%	11/18/2013	174	—	—	—	—	—	174	—
The Points at Waterview	100.00%		5.66%	1/1/2016	259	542	573	14,025	—	—	15,399	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/2017	764	1,632	1,741	1,834	127,508	—	133,479	—
191 Peachtree Tower	100.00%		3.35%	10/1/2018	—	—	—	1,305	2,013	96,682	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020	193	405	430	456	484	24,038	26,006	—

Total Fixed Rate Debt					1,390	2,579	2,744	17,620	130,005	120,720	275,058	—

TOTAL CONSOLIDATED DEBT					1,390	16,895	2,744	68,620	130,005	120,720	340,374	54,579

UNCONSOLIDATED DEBT

Floating Rate Debt
The Avenue Murfreesboro (LIBOR + 3.0%; $97.5mm facility) (5)	50.00%		3.19%	12/31/2013	45,927	—	—	—	—	—	45,927	26,220
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.04%	6/28/2014	—	41,612	—	—	—	—	41,612	11,456
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.84%	1/1/2016	56	116	123	4,938	—	—	5,233	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.84%	1/1/2016	32	67	71	2,867	—	—	3,037	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.04%	1/1/2016	28	58	62	2,935	—	—	3,083	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.04%	1/1/2016	25	53	56	2,648	—	—	2,782	1,388

Total Floating Rate Debt					46,068	41,906	312	13,388	—	—	101,674	40,602

Fixed Rate Debt
Gateway Village (6)	50.00%		6.41%	12/1/2016	4,022	8,439	8,997	8,768	—	—	30,226	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017	37	78	81	85	3,755	—	4,036	—
Terminus 100	50.00%		5.25%	1/1/2023	553	1,150	1,212	1,277	1,346	61,986	67,524	—
Terminus 200	50.00%		3.79%	1/1/2023	—	—	—	559	770	39,671	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.00%		3.50%	6/1/2023	—	—	357	732	758	35,653	37,500	—

Total Fixed Rate Debt					4,612	9,667	10,647	11,421	6,629	137,310	180,286	—

TOTAL UNCONSOLIDATED DEBT					$50,680	$51,573	$10,959	$24,809	$6,629	$137,310	$281,960	$40,602

TOTAL DEBT					$52,070	$68,468	$13,703	$93,429	$136,634	$258,030	$622,334	$95,181

TOTAL MATURITIES (7)					$46,101	$55,928	$—	$78,413	$131,263	$240,536	$552,242

% OF MATURITIES					8%	10%	0%	14%	24%	44%	100%

Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)

Floating Rate Debt	$166,990	27%	2.31%	1.5
Fixed Rate Debt	455,344	73%	5.04%	6.2

Total Debt	$622,334	100%	4.30%	5.0

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at June 30, 2013 was $350 million. The spread over LIBOR at June 30, 2013 was 1.50%.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5)	Beginning July 21, 2013 the spread over LIBOR will decrease to 2.5% through the end of the term.
(6)	See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(7)	Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

JOINT VENTURE INFORMATION

As of June 30, 2013

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
CP Venture Five	The Avenue West Cobb, The Avenue East Cobb, The Avenue Peachtree City, The Avenue Viera, Viera MarketCenter	11.5% of operating cash flows.	11.5% of proceeds.	Recognize 11.5% of net income from venture.

Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives preference of $66.8 million until a 17% leveraged IRR. Thereafter, receives 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.

CF Murfreesboro Associates	The Avenue Murfreesboro	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

CP Venture Two LLC	Greenbrier MarketCenter, Los Altos MarketCenter, North Point MarketCenter	10.4% of operating cash flows.	10.4% of proceeds.	Recognize 10.4% of net income from venture.

Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, the Company may receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.

CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	All proceeds until a 16% leveraged IRR. Then, Watkins receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.

Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

EP I LLC	Emory Point	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.

Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of Operating Cash Flows.	50% of proceeds.	Recognize 50% of net income from venture.

Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
CP Venture Six	Tiffany Springs MarketCenter, Promenade	All operating cash flow after partner receives preferred return of 6.5%.	88.5% of proceeds from non-liquidating capital transactions. Upon liquidation, proceeds equal to an 8.5% leveraged IRR after partner receives an 8.5% leveraged IRR. Thereafter, 88.5% of proceeds.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest for operating cash flows based on amounts earned by partner. Recognize additional minority interest to arrive at 8.5% leveraged IRR as assets are sold.

Cousins/Callaway LLC	Land	The first $2.0 million of cash flow; 77% of the next $17.7 million of cash flow; 50% of remaining cash flow until it receives an IRR of 20%; 40% of remaining until it receives an IRR of 25%; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, all operating cash flows.	All capital proceeds.	Recognize revenues and expenses as if a wholly-owned property. No minority interest currently recorded.

Mahan Village LLC	Mahan Village	Preferred return of 9% and receives 87% of remainder after partner receives 9% preferred return.	All proceeds until a 16% leveraged IRR. 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	16,602	1,933	2,393	4,825	4,031	13,181	2,865	1,524	4,389
SECOND GENERATION BUILDING IMPROVEMENTS	464	155	730	137	250	1,271	79	1,589	1,668

	17,067	2,087	3,122	4,962	4,281	14,453	2,944	3,113	6,058
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,074	246	64	116	180	605	88	239	327

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	19,140	2,333	3,186	5,077	4,461	15,058	3,032	3,352	6,385

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	57,177	16,449	16,397	17,122	17,260	67,228	18,529	19,763	38,292
RETAIL CONSOLIDATED PROPERTIES	(3)	—	4	57	259	320	389	390	779

NET OPERATING INCOME - CONSOLIDATED	57,177	16,449	16,401	17,179	17,519	67,548	18,918	20,153	39,071

RENTAL PROPERTY REVENUES	100,412	28,299	28,922	31,125	32,072	120,418	34,748	38,729	73,477
RENTAL PROPERTY OPERATING EXPENSES	(43,235)	(11,850)	(12,521)	(13,946)	(14,553)	(52,870)	(15,830)	(18,576)	(34,406)

NET OPERATING INCOME - CONSOLIDATED	57,177	16,449	16,401	17,179	17,519	67,548	18,918	20,153	39,071

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	46,275	9,193	7,753	6,522	4,239	27,707	1,376	1,311	2,687
RENTAL PROPERTY OPERATING EXPENSES	(17,155)	(2,658)	(2,663)	(1,962)	(1,113)	(8,396)	(573)	(474)	(1,047)

NET OPERATING INCOME	29,120	6,535	5,090	4,560	3,126	19,311	803	837	1,640

TERMINATION FEES	77	192	13	3,232	75	3,512	—	—	—
INTEREST AND OTHER INCOME (EXPENSE)	41	(17)	(14)	2	(3)	(32)	(1)	(9)	(10)

FFO FROM DISCONTINUED OPERATING PROPERTIES	29,238	6,710	5,089	7,794	3,198	22,791	802	828	1,630

THIRD PARTY MANAGEMENT AND LEASING REVENUES	19,359	4,711	6,029	4,789	836	16,365	74	3	77
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)	(53)	(27)	(80)

FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,774	411	1,422	529	328	2,690	21	(24)	(3)

FFO FROM DISCONTINUED OPERATIONS	32,012	7,121	6,511	8,323	3,526	25,481	823	804	1,627

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(21,497)	(4,242)	(2,967)	(3,600)	(541)	(11,350)	(510)	(524)	(1,034)
IMPAIRMENT LOSSES	(10,945)	(12,233)	—	—	(1,558)	(13,791)	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	(429)	(9,355)	3,544	4,723	1,427	340	313	280	593

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	3,015	949	535	732	400	2,616	460	283	743
OUTPARCEL SALES	—	—	—	—	—	—	503	150	653

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	3,015	949	535	732	400	2,616	963	433	1,396

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	2,941	564	416	354	87	1,420	460	283	743
OUTPARCEL COST OF SALES	(50)	—	—	—	—	—	503	150	653

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	2,891	564	416	354	87	1,420	963	433	1,396

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,258	—	(30)	—	—	(30)	242	276	518

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES - CONSOLIDATED	3,382	385	90	378	313	1,166	243	276	518

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	74	385	120	378	313	1,196	—	—	—
OUTPARCEL SALES LESS COST OF SALES	50	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,258	—	(30)	—	3,750	3,720	242	276	518

TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,382	385	90	378	4,063	4,916	242	276	518

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	4,664	—	174	—	520	694	340	—	340
OTHER COST OF SALES	(2,487)	—	(119)	—	(294)	(413)	(182)	—	(182)

OTHER SALES LESS COST OF SALES - CONSOLIDATED	2,177	—	55	—	226	281	158	—	158

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(5)	—	—	—	—	—	—	—	—
OTHER, NET	77	(1)	(2)	—	31	28	10	(8)	3

OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	72	(1)	(2)	—	31	28	10	(8)	3

TOTAL OTHER SALES FFO	2,249	(1)	53	—	257	309	168	(8)	160

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,343	—	—	—	—	—	—	—	—
TRACT SALES	794	176	—	—	—	176	—	—	—

TOTAL RESIDENTIAL LOT AND TRACT SALES	8,137	176	—	—	—	176	—	—	—

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,770	—	—	—	—	—	—	—	—
TRACT COST OF SALES	513	176	—	—	—	176	—	—	—

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	6,283	176	—	—	—	176	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES - UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	—

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,573	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	281	—	—	—	—	—	—	—	—

RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	1,854	—	—	—	—	—	—	—	—
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	5,236	385	90	378	4,063	4,916	242	276	518

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	13,592	3,661	3,271	3,210	2,613	12,755	3,373	4,206	7,579
RETAIL PROPERTIES	10,666	2,608	2,666	2,671	2,774	10,719	3,031	3,000	6,031
OTHER PROPERTIES	—	—	—	—	122	122	43	376	419

NET OPERATING INCOME	24,258	6,269	5,937	5,881	5,509	23,596	6,447	7,582	14,029
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	1,854	—	—	—	—	—	—	—	—
OTHER SALES LESS COST OF SALES	73	(1)	(2)	—	31	28	10	(8)	2
TERMINATION FEES	73	42	18	—	2	62	19	—	19
INTEREST EXPENSE	(4,338)	(1,179)	(1,062)	(966)	(1,014)	(4,221)	(1,710)	(2,332)	(4,042)
OTHER EXPENSE	(467)	(279)	(138)	(167)	(55)	(639)	112	81	193
IMPAIRMENT LOSSES	(29,003)	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(20)	(5)	(5)	(5)	—	(15)	(22)	(24)	(46)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	(7,570)	4,847	4,748	4,743	4,473	18,811	4,856	5,299	10,155
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	7,509	—	23,153	30,662	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,337)	(2,661)	(2,495)	(2,475)	(2,584)	(10,215)	(3,204)	(4,167)	(7,371)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,906)	2,186	9,762	2,268	25,043	39,258	1,652	1,132	2,784

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	6.41	7.58	7.75	7.94	8.35	8.35	10.69	10.10	10.10
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,702	104,139	104,215	104,136	104,090	104,090	104,127	120,688	120,688

COMMON STOCK CAPITALIZATION	664,730	789,374	807,666	826,840	869,152	869,152	1,113,118	1,218,949	1,218,949

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775

DEBT	539,442	529,168	461,021	518,630	425,410	425,410	344,832	340,374	340,374
SHARE OF UNCONSOLIDATED DEBT	162,127	164,217	156,364	165,571	170,480	170,480	266,069	281,960	281,960

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	622,334

TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	1,936,057

LEVERAGE RATIOS
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	622,334
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	1,936,057
DEBT (2) / TOTAL MARKET CAPITALIZATION	46%	42%	39%	41%	36%	36%	32%	32%	32%

TOTAL ASSETS-CONSOLIDATED	1,235,535	1,199,634	1,135,315	1,199,101	1,124,242	1,124,242	1,096,444	1,200,788	1,200,788
ACCUMULATED DEPRECIATION-CONSOLIDATED	289,473	302,782	281,739	294,710	258,258	258,258	221,429	245,608	245,608
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	516,686	467,303	454,388	461,500	403,141	403,141	575,323	562,475	562,475
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(160,587)	(141,180)	(140,303)	(139,782)	(97,868)	(97,868)	(128,541)	(127,948)	(127,948)

TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	1,880,923
DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	622,334
UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	1,880,923
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	37%	38%	36%	38%	35%	35%	35%	33%	33%

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	622,334
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	94,775	94,775

DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	717,109
TOTAL MARKET CAPITALIZATION	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644	1,893,620	1,936,057	1,936,057
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	57%	52%	49%	51%	47%	47%	41%	37%	37%

DEBT (2) + PREFERRED	871,171	862,987	786,987	853,803	765,492	765,492	780,503	717,109	717,109
TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	1,880,923
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	46%	47%	45%	47%	45%	45%	44%	38%	38%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
EBITDA (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	13,218
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,708	369	228	261	232	1,090	205	213	418
INCOME TAX PROVISION (BENEFIT)	(186)	27	33	60	(30)	90	1	1	2
IMPAIRMENT LOSSES	129,134	—	—	488	—	488	—	—	—
PREDEVELOPMENT CHARGES	937	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	—
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	2,656
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

EBITDA (2)	100,214	24,652	23,577	25,729	24,532	98,490	21,539	26,828	48,367

COVERAGE RATIOS (2)
EBITDA	100,214	24,652	23,577	25,729	24,532	98,490	21,539	26,828	48,367
INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	13,218
INTEREST COVERAGE RATIO (2)	3.08	3.31	3.40	3.81	3.50	3.50	3.24	4.08	3.66

INTEREST EXPENSE	32,515	7,447	6,937	6,759	7,011	28,154	6,645	6,573	13,218
SCHEDULED PRINCIPAL PAYMENTS	7,279	2,123	2,045	1,755	1,846	7,769	1,855	1,728	3,582
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

FIXED CHARGES	52,701	12,797	12,209	11,740	12,084	48,830	11,727	11,528	23,254
EBITDA	100,214	24,652	23,577	25,729	24,532	98,490	21,539	26,828	48,367
FIXED CHARGES COVERAGE RATIO (2)	1.90	1.93	1.93	2.19	2.03	2.02	1.84	2.33	2.08

DEBT (2)	701,569	693,385	617,385	684,201	595,890	595,890	610,901	622,334	622,334
ANNUALIZED EBITDA (3)	108,800	98,608	94,308	102,916	98,128	98,128	86,156	107,312	107,312
DEBT (2) / ANNUALIZED EBITDA (3)	6.45	7.03	6.55	6.65	6.07	6.07	7.09	5.80	5.80

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,688	5,429	10,117
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
FFO PAYOUT RATIO	–24%	35%	36%	18%	33%	28%	41%	38%	39%

FFO BEFORE CERTAIN CHARGES
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	—
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,985	—	—	—

FFO BEFORE CERTAIN CHARGES	53,467	12,610	13,231	15,997	15,210	57,049	11,461	16,814	28,275
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	35%	37%	35%	29%	31%	33%	41%	32%	36%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012	2013 1st	2013 2nd	2013 YTD
FAD (2)
FFO	(76,875)	13,488	13,152	25,685	14,167	66,492	11,461	14,158	25,619
FAS 13	(11,076)	(2,686)	(2,152)	(1,823)	(1,659)	(8,319)	(2,346)	(2,204)	(4,550)
ABOVE AND BELOW MARKET RENTS	(26)	108	87	124	174	493	(185)	(586)	(771)
SECOND GENERATION CAPEX	(19,140)	(2,333)	(3,186)	(5,077)	(4,461)	(15,058)	(3,032)	(3,352)	(6,385)

FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	13,914
COMMON DIVIDENDS	18,651	4,687	4,686	4,690	4,685	18,748	4,688	5,429	10,117
FAD PAYOUT RATIO (2)	–17%	55%	59%	25%	57%	43%	79%	68%	73%

FAD BEFORE CERTAIN CHARGES
FAD (2)	(107,117)	8,577	7,901	18,909	8,222	43,608	5,897	8,016	13,914
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	—	—	—	—	—	2,656	2,656
IMPAIRMENT LOSSES (2)	129,134	—	—	488	—	488	—	—	—
PREDEVELOPMENT & OTHER CHARGES	937	(1,185)	—	—	—	(1,185)	—	—	—
LOSS ON DEBT EXTINGUISHMENT	74	94	—	—	—	94	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	(7,384)	(75)	(7,459)	—	—	—
PARTICIPATION INTEREST INCOME	—	—	—	(3,366)	—	(3,366)	—	—	—
SEPARATION CHARGES	197	213	79	574	1,118	1,984	—	—	—

FAD BEFORE CERTAIN CHARGES	23,225	7,699	7,980	9,221	9,265	34,164	5,897	10,672	16,570
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	80%	61%	59%	51%	51%	55%	79%	51%	61%

OPERATIONS RATIOS
REVENUES	123,863	33,378	32,496	39,286	37,928	143,088	39,894	44,158	84,052
REVENUES FROM DISCONTINUED OPERATIONS	65,814	14,096	13,795	14,553	5,153	47,597	1,450	1,314	2,764

REVENUES INCLUDING DISCONTINUED OPERATIONS	189,677	47,474	46,291	53,839	43,081	190,685	41,344	45,472	86,816

GENERAL AND ADMINISTRATIVE EXPENSES	24,166	6,623	5,646	5,255	5,684	23,208	6,069	4,552	10,622
REVENUES INCLUDING DISCONTINUED OPERATIONS	189,677	47,474	46,291	53,839	43,081	190,685	41,344	45,472	86,816
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%	14.7%	10.0%	12.2%

TOTAL UNDEPRECIATED ASSETS (2)	1,881,107	1,828,539	1,731,139	1,815,529	1,687,773	1,687,773	1,764,655	1,880,923	1,880,923
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%	1.4%	1.0%	1.0%

(1)	AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3)	ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,
	2013	2012	2013	2013	2012
Net Operating Income
Same Property	18,611	17,768	18,993	37,605	35,850
Non-Same Property	9,961	9,660	7,176	17,138	20,835

Consolidated Property Net Operating Income	28,572	27,428	26,170	54,742	56,685

Less: Non-Cash Items
Straight-line rent	2,248	2,623	2,572	4,820	5,807
Other	252	12	(116)	1,085	39

Non-Cash Items	2,499	2,635	2,456	5,905	5,844

Cash Basis Property Net Operating Income	26,073	24,794	23,713	48,836	50,841

Cash Basis Property Net Operating Income
Same Property	17,599	16,674	17,395	34,996	33,399
Non-Same Property	8,473	8,119	6,317	13,790	17,441

Cash Basis Property Net Operating Income	26,072	24,793	23,712	48,786	50,840

Net Operating Income (1)
Operating Properties	20,153	16,398	18,917	39,070	32,847
Discontinued Operations	837	5,093	805	1,642	11,632
Share of Unconsolidated Joint Ventures	7,582	5,937	6,448	14,030	12,206

Total Net Operating Income	28,572	27,428	26,170	54,742	56,685

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations and dividend policy with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“FFO Before Certain Charges” represents FFO before non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.

“Same Property Net Operating Income” represents Net Operating income for those office and retail properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.